UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

INTERNATIONAL ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Subject Company:  International Electronics, Inc.
Commission File No.:  000-16305

On April 2, 2007, International Electronics, Inc. filed Amendment No. 3 to Schedule 14D-9, IEI’s Solicitation/Recommendation Statement filed on March 16, 2007 relating to the tender offer (the “Tender Offer”) by RISCO Ltd., through its Rokonet Industries, U.S.A., Inc. subsidiary (“RISCO”), to acquire all of the Company’s issued and outstanding capital stock at a price of $3.50 per share, upon the terms and subject to the conditions described in the Tender Offer Statement of Schedule TO filed by RISCO with the SEC on March 6, 2007.

Exhibit A                                               Amendment No. 3 to Schedule 14D-9 filed by International Electronics, Inc. on April 2, 2007.

Important Additional Information Regarding the Tender Offer will be filed with the SEC.

IEI has, on March 16, 2007 and as subsequently amended, filed a Solicitation / Recommendation Statement on Schedule 14D-9 with the Securities and Exchange Commission (the “SEC”) in response to the Tender Offer.  On March 21, 2007, IEI filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement with the SEC.  Shareholders are advised to read the solicitation / recommendation statement, the preliminary proxy statement and, when it become available, the definitive proxy statement because they each contain important information about the Tender Offer.  Shareholders may obtain a free copy of the solicitation / recommendation statement, the preliminary proxy statement, the definitive proxy statement (when available) and other documents filed by International Electronics, Inc. at the SEC website at http://www.sec.gov.  The solicitation / recommendation statement, the preliminary proxy statement, the definitive proxy statement and other documents also may be obtained for free from International Electronics, Inc. by directing such request to International Electronics, Inc., 427 Turnpike Street, Canton, MA  02021, telephone (781) 821-5566.

IEI and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its shareholders in connection with the Tender Offer.  Information concerning the interests of IEI’s participants in the solicitation, which may, in some cases, be different than those of IEI’s shareholders generally, is set forth in IEI’s solicitation / recommendation statement, proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the definitive proxy statement relating to the Tender Offer when it becomes available.

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Exhibit A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14D-9

SOLICITATION /RECOMMENDATION STATEMENT

UNDER SECTION 14(d)(4) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 3)

International Electronics, Inc.

(Name of Subject Company)

International Electronics, Inc.

(Name of Person(s) Filing Statement)

Common Stock, Par Value $0.01 Per Share

(Title of Class of Securities)

459436507

(CUSIP Number of Class of Securities)

John Waldstein

President, Chief Executive Officer, Treasurer, Chief Financial Officer and Chairman of the Board

International Electronics, Inc.

427 Turnpike Street

Canton, Massachusetts 02021

(781) 821-5566

(Name, Address, and Telephone Number of Person Authorized to Receive

Notices and Communications on Behalf of the Person(s) Filing Statement)

Copies To:

James W. Hackett, Jr., Esq.

Frederick P. Callori, Esq.

Choate, Hall & Stewart LLP

Two International Place

Boston, MA 02110

(617) 248-5000

☐            Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

This Amendment No. 3 amends and supplements the Solicitation/Recommendation Statement on Schedule 14D-9 initially filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2007, as amended and supplemented by Amendment No. 1 filed with the SEC on March 20, 2007, and Amendment No. 2 filed with the SEC on March 28, 2007 (as amended and supplemented, the “Statement”) by International Electronics, Inc., a Massachusetts corporation (the “Company”), relating to the tender offer by RISCO Ltd., through its Rokonet Industries, U.S.A., Inc. subsidiary (“RISCO”), to acquire all of the Company’s issued and outstanding capital stock at a price of $3.50 per share, upon the terms and subject to the conditions described in the Tender Offer Statement of Schedule TO filed by RISCO with the SEC on March 6, 2007.

Item 7.                          Purposes of the Transaction and Plans or Proposals.

The discussion set forth in Item 7 of the Statement is hereby amended to state in its entirety as follows:

“As stated in Item 4 above, in light of the Tender Offer and as part of the Company’s ongoing corporate practice, the Company is evaluating its strategic plan. Since January 1, 2007, the Company has received unsolicited expressions of interest from several other parties at prices substantially in excess of $3.50 per share and has had preliminary discussions with these parties. These discussions may not progress beyond a preliminary stage.

The Board of Directors has determined that disclosure of the substance of these discussions concerning, or the possible terms of, or potential parties to, any transactions or proposals of the type referred to above in this Item 7 prior to an agreement in principle with respect thereto would jeopardize the initiation or continuation of discussions with respect to any such transactions and has, accordingly, adopted a resolution directing that no such disclosure with respect to any such transaction be made unless and until such agreement in principle has been reached.

The proposal, authorization, announcement or consummation of any transaction of the type referred to in this Item 7 could adversely affect or result in the withdrawal of the Tender Offer.

As otherwise disclosed in this Schedule 14d-9, the Board of Directors, after careful consideration, has unanimously determined that the Tender Offer is inadequate and not in the best interests of the Company’s shareholders (other than Risco and its affiliates). The Company has not reached an agreement in principle or signed an agreement in connection with the Tender Offer that relates to or would result in: (a) a tender offer for or other acquisition of the Company’s common stock, (b) any extraordinary transaction, such as a merger, reorganization or liquidation, involving the Company, (c) any purchase, sale or transfer of a material amount of assets of the Company or (d) any material change in the present dividend rate or policy, or indebtedness or capitalization, of the Company. THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS REJECT THE OFFER AND NOT TENDER THEIR SHARES.

Except as set forth in this Statement, there are no transactions, resolutions of the Board of Directors, agreements in principle or signed agreements in response to the Tender Offer that relate to or would result in one or more of the events referred to in the first paragraph of this Item 7.”

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SIGNATURE

      After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

International Electronics, Inc.

By:	/s/ John Waldstein
John Waldstein
President, Chief Executive Officer, Treasurer, Chief Financial Officer and Chairman of the Board

Date: April 2, 2007

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